Exhibit 10.1


THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. AS A CONDITION TO SALE OR OTHER TRANSFER OF THIS SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH PROPOSED SALE OR OTHER TRANSFER.


                              ACTIVISION, INC.

                   Incorporated Under the Laws of Delaware

                                   WARRANT

                        To Purchase 150,000 Shares of
                      Common Stock ($.000001 par value)


1. Basic Terms. This certifies that, for value received, Id Software, Inc. ("id Software") is the registered owner of this Warrant and entitled, subject to the terms and conditions of this Warrant, (a) at any time and from time to time, in whole or in part, from and after the date hereof until the Expiration Date set forth in Paragraph 3 below, to purchase Seventy-Five Thousand (75,000) shares of the Common Stock, par value $0.000001 (the "Common Stock"), of Activision, Inc. (the "Company") from the Company, and
(b) an additional Seventy-Five Thousand (75,000) shares of Common Stock at any time and from time to time, in whole or in part, from and after the date the "master disk," as such term is defined in the License Agreement defined below, is delivered to the Company in accordance with the terms of the License Agreement, in each case at the Purchase Price set forth in Paragraph 2 below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the Purchase Price in the manner set forth in Paragraph 2 below.

     This Warrant is issued pursuant to that certain Quake III License Agreement between id Software and the Company dated as of March 30, 1998 (the "License Agreement"). Any profit or gain id Software makes on this Warrant and/or the underlying stock shall not be considered as an Advance as that term is used in the License Agreement and shall not be recoupable by Activision.

2. Purchase Price. The purchase price (the "Purchase Price") for each share of Common Stock shall be $10.38; provided, however, that the Purchase Price shall be subject to adjustment from time to time as provided in Sections 10 and 11 hereof. The Purchase Price shall be payable in cash or by certified or official bank or bank cashier's check payable to the order of the Company, or by any other means consented to by the Company.

3.   When Exercisable.  This Warrant shall be exercisable in accordance with
Section 1 hereof and shall expire on the Expiration Date, which shall be at 11:59 p.m, Los Angeles, California, time, on March 30, 2001, provided, however, that, if the aggregate amount of revenue recorded (on an accrual basis) by the Company by such date from sales and/or distributions of product units of Quake III, pursuant to the License Agreement is in excess of $2,500,000, then this Warrant shall continue to be exercisable until and shall expire on March 30, 2008, unless terminated sooner under Paragraph 13 of this Warrant. This Warrant shall expire, become void and be of no further force or effect after the Expiration Date.

4. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery and upon payment of the Purchase Price, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock issuable hereunder is at all times equal to or less than the then current Purchase Price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy the terms of this Warrant.

5. Method of Exercise. The purchase rights represented by this Warrant are exercisable at the option of the registered owner in whole at any time, or in part, from time to time, within the periods specified in Sections 2 and 3 hereof. In case of the exercise of this Warrant for less than all shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable.

6. Limited Rights of Owner. This Warrant does not entitle the owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

7. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

8. Transfer. Except as otherwise provided herein, this Warrant is transferable only on the books of the Company by the registered owner in person or by attorney, on surrender of this Warrant, properly endorsed. The Warrant will be immediately transferrable following issuance provided such transfer complies with applicable federal and state securities laws.

9. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

10. Effect of Stock Split, etc. If the Company, by stock split, stock dividend, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares or other securities of the Company, then: (1) the number and/or class of shares or other securities of the Company as so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change, and (2) the Warrant Purchase Price in effect, and the number of shares or other securities of the Company purchasable under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant Purchase Price or the number of shares or other securities of the Company purchasable under this or any other Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Warrant Purchase Price per share and the number of shares purchasable as the Warrant Purchase Price per share and the number of shares purchasable were expressed in the Warrant when initially issued. The provisions of this Section 10 shall similarly apply to successive changes of the kinds described herein.

11. Effect of Merger, etc. If the Company consolidates with or merges into another corporation, the registered owner shall thereafter be entitled, upon exercise of this Warrant, to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled to receive in the consolidation or merger without any change in or payment in addition to the Warrant purchase price in effect immediately prior to the merger or consolidation. The Company shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the registered owner at the address of the owner on the books of the Company. A sale, lease or other transfer of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes. The provisions of this Section 11 shall similarly apply to successive mergers or consolidations or sales, leases or transfers.

12. Notice of Adjustment. On the happening of an event requiring an adjustment of the Warrant Purchase Price or the shares purchasable hereunder, the Company shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

13. Notice and Effect of Dissolution, etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation or merger covered by Paragraph 11 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the registered owner. Such notice shall contain:
(1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description of the distributions to be made to holders of Common Stock as a result of the transaction; and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

14. Registration of Common Stock. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended, or any state securities laws. The initial Holder hereof, by accepting this Warrant, represents and warrants that it is purchasing this Warrant for its own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and further agrees that neither this Warrant nor the shares issuable on exercise hereof may be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that there is an exemption from such registration. In addition, the Holder hereof agrees to deliver to the Company a similar written statement with respect to any shares of Common Stock purchased upon the exercise of this Warrant unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and any applicable state securities laws, or the holder can demonstrate the availability of a federal exemption from registration not requiring same.

15. Notices. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, sent by overnight courier with receipt acknowledged, or facsimile transmission with receipt acknowledged, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to Activision, to:

                    Activision, Inc.
                    3100 Ocean Park Blvd.
                    Santa Monica, California  90405
                    Fax:  (310) 255-2155

                    Attention:  President and Chief Operating Officer

               If to id Software, to:

                    Id Software, Inc.
                    18601 LBJ Freeway #615
                    Mesquite, Texas  75150

                    Attention:     Todd Hollenshead
                                   Chief Executive Officer

                    With copy to:  D Wade Cloud, Jr.
                                   Hiersche, Martens, Hayward, Drakeley &
                                   Urbach, P.C.
                                   15303 Dallas Parkway
                                   Suite 700, LB 17
                                   Dallas, Texas  75248

          or at such other address as may be substituted by notice given as herein provided.

16. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

17. Amendment. This Agreement may be amended only by a writing executed by all parties.

18. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized representative as of the 30th day of March, 1998.


                                   ACTIVISION, INC.


                                   By:____________________________________
                                   Name:  Brian Kelly
                                   Title:    President and Chief Operating
Officer

                               Assignment Form

      (To be executed by the registered owner to transfer the Warrant)


For value received the undersigned hereby sells, assigns, and transfers to


Name

_____________________________________________________________________________

Address

_____________________________________________________________________________

_____________________________________________________________________________

this Warrant and irrevocably appoints
__________________________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Company.



Dated:_______________________      __________________________________________
                                   (Please sign exactly as name appears on
                                   Warrant)


                                   Taxpayer ID No:___________________________


                                   SIGNATURE GUARANTEED


                                   __________________________________________
                                   (Name of bank, trust company or broker)
                                   By:_______________________________________
                                   Name:_____________________________________
                                   Its:______________________________________
                                   Address:__________________________________
                                   __________________________________________

                                Exercise Form


(To be executed by the registered owner to purchase Common Stock pursuant to the Warrant)


To:  Activision, Inc.
     3100 Ocean Park Blvd.
     Santa Monica, California  90405
     Attention:  Chief Financial Officer


     The undersigned hereby (1) irrevocably elects to exercise the right to purchase ______ shares of your Common Stock pursuant to this Warrant, and encloses payment of $____________ therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.


Dated:______________     ____________________________________________________
                         (Please sign exactly as name appears on Warrant)


                         Address:

                         ____________________________________________________

                         ____________________________________________________


                         Taxpayer ID No:

                         ____________________________________________________

                              Investment Letter


To:  Activision, Inc.
     3100 Ocean Park Blvd.
     Santa Monica, California  90405
     Attention:  Chief Financial Officer

     ln connection with the undersigned's purchase of shares of Common Stock of Activision, Inc. pursuant to the exercise of a Warrant, the undersigned hereby represents that it is acquiring said shares for its own account for investment and not with a view to or for sale in connection with any distribution of said shares.


Dated:_______________    ____________________________________________________



                         By:_________________________________________________
                         (Signature)


                         ____________________________________________________
                         (Printed or Typed Name)